Exhibit 21.1

SUN COMMUNITIES, INC.
Exhibit 21.1 - List of Subsidiaries

Main operating subsidiary:

Sun Communities Operating Limited Partnership, a Michigan limited partnership

Other subsidiaries:

481 Associates, a Florida general partnership
1008 Tuscany, LLC, a Mississippi limited liability company
AIOP Brentwood West, L.L.C., a Delaware limited liability company
AIOP Florida Properties I, L.L.C., a Delaware limited liability company
AIOP Florida Properties II, L.L.C., a Delaware limited liability company
AIOP Gulfstream Harbor, L.L.C., a Delaware limited liability company
AIOP Gulfstream Outlots, L.L.C., a Delaware limited liability company
AIOP Lost Dutchman Notes, L.L.C., a Delaware limited liability company
AIOP Serendipity, L.L.C., a Delaware limited liability company
ALL Acquisition, L.L.C., a Delaware limited liability company
AMLL Mountain View Estates, LLC, a Delaware limited liability company
AMLL Mountain View Estates Holding, LLC, a Delaware limited liability company
Apple Carr Village MHP Holding Company #1, LLC, a Michigan limited liability company
Apple Carr Village Mobile Home Park, LLC, a Michigan limited liability company
Apple Orchard, L.L.C., a Michigan limited liability company
Aspen-Alpine Project, LLC, a Michigan limited liability company
Aspen-Brentwood Project, LLC, a Michigan limited liability company
Aspen-Byron Project, LLC, a Michigan limited liability company
Aspen-Country Project, LLC, a Michigan limited liability company
Aspen-Ft. Collins Limited Partnership, a Michigan limited partnership
Aspen-Grand Project, LLC, a Michigan limited liability company
Aspen-Holland Estates, LLC, a Michigan limited liability company
Aspen-Town & Country Associates II, LLC, a Michigan limited liability company
Asset Investors Operating Partnership, L.P., a Delaware limited partnership
Audubon Point RV Park II LLC, a Mississippi limited liability company
Blue Heron Delaware One LLC, a Delaware limited liability company
Blue Heron Delaware Two LLC, a Delaware limited liability company
Brentwood Delaware One LLC, a Delaware limited liability company
Brentwood Delaware Two LLC, a Delaware limited liability company
Bright Insurance Agency, Inc., a Michigan corporation
Brookside Village MHP Holding Company #1, LLC, a Michigan limited liability company
Brookside Village Mobile Home Park, LLC, a Michigan limited liability company
Carefree Broadacre Mezz 1 LLC, a Delaware limited liability company
Carefree Canada TRS Inc., an Ontario corporation
Carefree Communities CA LLC, a Delaware limited liability company
Carefree Communities LLC, a Delaware limited liability company
Carefree Property Mezz 1 LLC, a Delaware limited liability company
Carefree Shadowwood, LLC, a Delaware limited liability company
Carriage Cove, LLC, a Delaware limited liability company
Carriage Cove Holding, LLC, a Delaware limited liability company
Castle Amalco Real Estate Holdings ULC, a British Columbia ULC
CAX Cypress Greens, L.L.C., a Delaware limited liability company
CAX La Casa Blanca, L.L.C., a Delaware limited liability company

i

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

CAX La Casa Blanca East, L.L.C., a Delaware limited liability company
CAX Lakeshore, L.L.C., a Delaware limited liability company
CAX Rancho Mirage, L.L.C., a Delaware limited liability company
CC RP LLC, a Delaware limited liability company
CGVII, LLC, a North Carolina limited liability company
Cider Mill Village Mobile Home Park, LLC, a Michigan limited liability company
Comal Farms Manager LLC, a Michigan limited liability company
Community Blue Heron Pines Joint Venture LLC, a Delaware limited liability company
Community Brentwood Joint Venture LLC, a Delaware limited liability company
Community Savanna Club Joint Venture, a Delaware general partnership
Country Hills Village Mobile Home Park, LLC, a Michigan limited liability company
Country Meadows Village MHP Holding Company #1, LLC, a Michigan limited liability company
Country Meadows Village Mobile Home Park, LLC, a Michigan limited liability company
CP Comal Farms Limited Partnership, a Michigan limited partnership
CP Woodlake Limited Partnership, a Michigan limited partnership
Deerwood I Holding, LLC, a Delaware limited liability company
Deerwood I Park, LLC, a Delaware limited liability company
Deerwood II Holding, LLC, a Delaware limited liability company
Deerwood II Park, LLC, a Delaware limited liability company
Dutton Mill Village, LLC, a Michigan limited liability company
Egelcraft, LLC, a Delaware limited liability company
East Fork Crossing Manager LLC, a Michigan limited liability company
FC East Fork Crossing LLC, a Michigan limited liability company
FC Glen Laurel LLC, a Michigan limited liability company
FC Meadowbrook LLC, a Michigan limited liability company
FC Pebble Creek LLC, a Michigan limited liability company
FC River Ranch Limited Partnership, a Michigan limited partnership
FC Stonebridge Limited Partnership, a Michigan limited partnership
FC Summit Ridge Limited Partnership, a Michigan limited partnership
FC Sunset Ridge Limited Partnership, a Michigan limited partnership
Field of Dreams Financing LLC, a Maryland limited liability company
Field of Dreams Holding Company, LLC, a Maryland limited liability company
Fiesta SPE, L.L.C., an Arizona limited liability company
Fox Creek Reserve, L.L.C., a Delaware limited liability company
GCP Countryside GP, LLC, a Delaware limited liability company
GCP Countryside Limited Partnership, a Delaware limited partnership
GCP Countryside Montana, LLC, a Delaware limited liability company
GCP Countryside Montana Holding, LLC, a Delaware limited liability company
GCP Fairfield Village, LLC, a Delaware limited liability company
GCP Kings Pointe, LLC, a Delaware limited liability company
GCP LaCosta Holding, LLC, a Delaware limited liability company
GCP Lake Pointe Village, LLC, a Delaware limited liability company
GCP Lakeshore, LLC, a Delaware limited liability company
GCP Lamplighter, LLC, a Delaware limited liability company
GCP Lamplighter Holding, LLC, a Delaware limited liability company
GCP Maplewood, LLC, a Delaware limited liability company
GCP Maplewood Holding, LLC, a Delaware limited liability company
GCP Maplewood Two, LLC, a Delaware limited liability company
GCP Murex Holding, LLC, a Delaware limited liability company
GCP Oak Creek, LLC, a Delaware limited liability company
GCP Oak Creek Holding, LLC, a Delaware limited liability company
GCP Parkside Holding, LLC, a Delaware limited liability company
GCP Parkside Village, LLC, a Delaware limited liability company
GCP Plantation Landings, LLC, a Delaware limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

GCP Plantation Landings Holding, LLC, a Delaware limited liability company
GCP Skyline, LLC, a Delaware limited liability company
GCP Smart Holding, LLC, a Delaware limited liability company
GCP Smart Parent, LLC, a Delaware limited liability company
GCP Stewartville, LLC, a Delaware limited liability company
GCP Sundance, LLC, a Delaware limited liability company
GCP Swan Meadow, LLC, a Delaware limited liability company
GCP Town and Country, LLC, a Delaware limited liability company
GCP Town and Country Holding, LLC, a Delaware limited liability company
GCP Valley View, LLC, a Delaware limited liability company
GCP Walden Woods One, LLC, a Delaware limited liability company
GCP Walden Woods Two, LLC, a Delaware limited liability company
GCP Westside Ridge, LLC, a Delaware limited liability company
Glen Laurel Manager LLC, a Michigan limited liability company
Golden Valley TRS JV LLC, a Michigan limited liability company
Green Courte R.E. Fund, LLC, a Delaware limited liability company
GTSC, LLC, a Delaware limited liability company
Guadalupe River TRS JV LLC, a Michigan limited liability company
Hagerstown TRS JV LLC, a Michigan limited liability company
Hamptons Holding, LLC, a Delaware limited liability company
Hamptons Park, LLC, Delaware limited liability company
Hickory Hills Village, LLC, a Michigan limited liability company
Hickory Hills Village MHP Holding Company #1, LLC, a Michigan limited liability company
Hidden Ridge An RV Community, LLC, a Michigan limited liability company
Hidden Ridge RV Park Holding Company #1, LLC, a Michigan limited liability company
High Point Associates, L.P., a Delaware limited partnership
High Point GP One LLC, a Michigan limited liability company
Hill Country Resorts Bev. Co., LLC, a Texas limited liability company
Hill Country Resorts, LLC, a Michigan limited liability company
Hill Country Resorts SUB1, LLC, a Texas limited liability company
Hill Country Resorts SUB2, LLC, a Texas limited liability company
Hill Country TRS JV LLC, a Michigan limited liability company
Hitching Post Recreation, Inc., a Florida corporation
Holiday West Village Mobile Home Park, LLC, a Michigan limited liability company
Jensen’s Cherrywood Community, LLC, a New York limited liability company
Jensen’s Crossroads, LLC, a South Carolina limited liability company
Jensen’s Southside Landing, LLC, a Maryland limited liability company
Kerrville Camp-Resort, LLC, a Texas limited liability company
LaCosta Property, LLC, a Delaware limited liability company
Lakeshore Landings, LLC, a Delaware limited liability company
Lakeshore Utilities, Inc., a Delaware corporation
Lakeshore Utilities, L.L.C., a Delaware limited liability company
Lazy River Resort, LLC, a New York limited liability company
Lazy River TRS JV LLC, a Michigan limited liability company
Leisure Village MHP Holding Company #1, LLC, a Michigan limited liability company
Leisure Village Mobile Home Park, LLC, a Michigan limited liability company
LIW Limited Partnership, a Michigan limited partnership
Luray TRS JV LLC, a Michigan limited liability company
Maple Brook, L.L.C., an Illinois limited liability company
McIntosh Utilities, Inc., a Florida non-profit corporation
Meadowbrook Manager LLC, a Michigan limited liability company
Meadow Lake Development Company LLC, a Michigan limited liability company
Memphis TRS JV LLC, a Michigan limited liability company
Miami Lakes GP One LLC, a Delaware limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Miami Lakes Venture Associates LLC, a Delaware limited liability company
Mi-Te-Jo Campground TRS JV LLC, a Michigan limited liability company
Mountain View Resorts, LLC, a Virginia limited liability company
National Home Communities, LLC, a Delaware limited liability company
NHC-AZ101, LLC, a Delaware limited liability company
NHC-CA101, LLC, a Delaware limited liability company
NHC-FL101, LLC, a Delaware limited liability company
NHC-FL102, LLC, a Delaware limited liability company
NHC-FL103, LLC, a Delaware limited liability company
NHC-FL104, LLC, a Delaware limited liability company
NHC-FL105, LLC, a Delaware limited liability company
NHC-FL106, LLC, a Delaware limited liability company
NHC-FL107, LLC, a Delaware limited liability company
NHC-FL108, LLC, a Delaware limited liability company
NHC-FL109, LLC, a Delaware limited liability company
NHC-FL110, LLC, a Delaware limited liability company
NHC-FL111, LLC, a Delaware limited liability company
NHC-FL112, LLC, a Delaware limited liability company
NHC-FL113, LLC, a Delaware limited liability company
NHC-FL114, LLC, a Delaware limited liability company
NHC-FL115, LLC, a Delaware limited liability company
NHC-FL116, LLC, a Delaware limited liability company
NHC-FL117, LLC, a Delaware limited liability company
NHC-FL118, LLC, a Delaware limited liability company
NHC-FL119, LLC, a Delaware limited liability company
NHC-FL120, LLC, a Delaware limited liability company
NHC-FL122, LLC, a Delaware limited liability company
NHC-FL123, LLC, a Delaware limited liability company
NHC-FL124, LLC, a Delaware limited liability company
NHC-FL125, LLC, a Delaware limited liability company
NHC-FL126, LLC, a Delaware limited liability company
NHC-FL127, LLC, a Delaware limited liability company
NHC-FL128, LLC, a Delaware limited liability company
NHC-FL129, LLC, a Delaware limited liability company
NHC-FL130, LLC, a Delaware limited liability company
NHC-FL130A, LLC, a Delaware limited liability company
NHC-FL131, LLC, a Delaware limited liability company
NHC-FL132, LLC, a Delaware limited liability company
NHC-FL133, LLC, a Delaware limited liability company
NHC-FL134, LLC, a Delaware limited liability company
NHC-FL135, LLC, a Delaware limited liability company
NHC-FL136, LLC, a Delaware limited liability company
NHC-FL137, LLC, a Delaware limited liability company
NHC-FL138, LLC, a Delaware limited liability company
NHC-FL139, LLC, a Delaware limited liability company
NHC-FL140, LLC, a Delaware limited liability company
NHC-FL141, LLC, a Delaware limited liability company
NHC-FL142, LLC, a Delaware limited liability company
NHC-FL143, LLC, a Delaware limited liability company
NHC-FL144, LLC, a Delaware limited liability company
NHC-FL145, LLC, a Delaware limited liability company
NHC-FL201, LLC, a Delaware limited liability company
NHC-FL202, LLC, a Delaware limited liability company
NHC-FL203, LLC, a Delaware limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

NHC-FL204, LLC, a Delaware limited liability company
NHC-FL205, LLC, a Delaware limited liability company
NHC-FL206, LLC, a Delaware limited liability company
NHC-FL207, LLC, a Delaware limited liability company
NHC-FL208, LLC, a Delaware limited liability company
NHC-FL209, LLC, a Delaware limited liability company
NHC-FL210, LLC, a Delaware limited liability company
NHC-FL212, LLC, a Delaware limited liability company
NHC-MA101, LLC, a Delaware limited liability company
NHC-NC101, LLC, a Delaware limited liability company
NHC-NJ101, LLC, a Delaware limited liability company
NHC-NJ102, LLC, a Delaware limited liability company
NHC-NJ103, LLC, a Delaware limited liability company
NHC-TX101, LLC, a Delaware limited liability company
NHC-TX102, LLC, a Delaware limited liability company
NHC-TX103, LLC, a Delaware limited liability company
NHC-TX104, LLC, a Delaware limited liability company
NHC Mezz Borrower LLC, a Delaware limited liability company
Northgate Golden Valley, LLC, a North Carolina limited liability company
Northgate Ossipee Lessee, LLC, a New Hampshire limited liability company
Northgate Ossipee, LLC, a New Hampshire limited liability company
Northgate Ossipee Storage, LLC, a New Hampshire limited liability company
NRVC-Holding Co. LLC, a Delaware limited liability company
NRVC Valley Investment LLC, a Delaware limited liability company
Oak Island Village MHP Holding Company #1, LLC, a Michigan limited liability company
Oak Island Village Mobile Home Park, LLC, a Michigan limited liability company
Oak Ridge, L.L.C., an Illinois limited liability company
Origen Financial Services LLC, a Delaware limited liability company
Palm Creek Holdings LLC, an Arizona limited liability company
Palm Key Village Holding, LLC, a Delaware limited liability company
Palm Key Village Park, LLC, a Delaware limited liability company
Park Place Community, L.L.C., a Delaware limited liability company
Park Royale MHP, L.L.C, a Delaware limited liability company
Pebble Creek Manager LLC, a Michigan limited liability company
Pelican Bay Communities, LLC, a Delaware limited liability company
Pelican Commercial, LLC, a Delaware limited liability company
Pinebrook Village Mobile Home Park, LLC, a Michigan limited liability company
Prime-Forest Partners, a Florida general partnership
Quarryville Resorts GP, LLC, a Michigan limited liability company
Quarryville Resorts, LP, a Pennsylvania limited partnership
Quarryville TRS JV LLC, a Michigan limited liability company
Rancho Alipaz Owner LLC, a Michigan limited liability company
Rancho Alipaz Owner II LLC, a Michigan limited liability company
Rancho Alipaz Owner III LLC, a Michigan limited liability company
R.E.Fund Newport, LLC, a Delaware limited liability company
River Haven Operating Company LLC, a Michigan limited liability company
River Ranch Manager LLC, a Michigan limited liability company
River Ridge Equities LLC, a Michigan limited liability company
River Ridge Investments LLC, a Michigan limited liability company
Riverside Golf Course Community, L.L.C., a Delaware limited liability company
Riverside Utilities, L.L.C., a Delaware limited liability company
Route 27 Associates, LTD., a Florida limited partnership
Royal Palm Village, L.L.C., a Delaware limited liability company
Savanna Eagles Retreat, L.L.C., a Delaware limited liability company

v

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Savanna Landlord, L.L.C., a Delaware limited liability company
Savanna Links, L.L.C., a Delaware limited liability company
Savanna Preserve, L.L.C., a Delaware limited liability company
SCF Manager Inc., a Michigan corporation
Sea Breeze GP One LLC, a Michigan limited liability company
Sea Breeze Limited Partnership, a Delaware limited partnership
Shaddix Communities, LTD., a Florida limited partnership
Sheffield MHP, LLC, a Michigan limited liability company
Sky Harbor Property, LLC, a Delaware limited liability company
SNF Mezz 1 LLC, a Delaware limited liability company
SNF Property LLC, a Delaware limited liability company
SNF TRS LLC, a Delaware limited liability company
Southport Springs Holding, LLC, a Delaware limited liability company
Southport Springs Park, LLC, a Delaware limited liability company
Southwood Village MHP Holding Company #1, LLC, a Michigan limited liability company
Southwood Village Mobile Home Park, LLC, a Michigan limited liability company
SR East LLC, a Delaware limited liability company
SR Hunter’s Crossing LLC, a Michigan limited liability company
SR Silver Springs LLC, a Michigan limited liability company
SR West II LLC, a Michigan limited liability company
SR West LLC, a Michigan limited liability company
SSI Amalco Real Estate Holdings ULC, a British Columbia ULC
SSI Canada Property LP, a Delaware limited partnership
SSI Mezz 1 GP Inc., an Ontario corporation
SSI Mezz 1 LP, a Delaware limited partnership
SSI Mezz 2 GP Inc., an Ontario corporation
SSI Mezz 2 LP, a Delaware limited partnership
SSI Property GP Inc., an Ontario corporation
SSI TRS GP Inc., an Ontario corporation
SSI TRS LP, an Ontario limited partnership
Stockton Delta Resort, LLC, a California limited liability company
Stonebridge Manager LLC, a Michigan limited liability company
Stonebrook Community, L.L.C., a Delaware limited liability company
SUI TRS, Inc., a Michigan corporation
Summit Ridge Manager LLC, a Michigan limited liability company
Sun 49er Village RV LLC, a Michigan limited liability company
Sun Academy West Point LLC, a Michigan limited liability company
Sun ACQ LLC, a Michigan limited liability company
Sun ACQ II LLC, a Michigan limited liability company
Sun Adirondack Gateway RV LLC, a Michigan limited liability company
Sun AIOP GP LLC, a Delaware limited liability company
Sun Allendale Meadows LLC, a Michigan limited liability company
Sun Apple Creek LLC, a Michigan limited liability company
Sun Arbor Terrace LLC, a Michigan limited liability company
Sun Arbor Woods, LLC, a Michigan limited liability company
Sun Archview RV LLC, a Michigan limited liability company
Sun Ariana LLC, a Michigan limited liability company
Sun Assignment, LLC, a Michigan limited liability company
Sun Autumn Ridge Estates LLC, a Michigan limited liability company
Sun Bear Commercial, LLC, a Michigan limited liability company
Sun Beechwood LLC, a Michigan limited liability company
Sun Bell Crossing LLC, a Michigan limited liability company
Sun Big Timber RV LLC, a Michigan limited liability company
Sun Blazing Star LLC, a Michigan limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun Blueberry Hill LLC, a Michigan limited liability company
Sun Boulder Ridge LLC, a Michigan limited liability company
Sun Boulder Ridge Vacant LLC, a Michigan limited liability company
Sun Branch Creek LLC, a Michigan limited liability company
Sun Brookside Manor LLC, a Michigan limited liability company
Sun Buena Vista MH LLC, a Michigan limited liability company
Sun Caliente Sands, LLC, a Michigan limited liability company
Sun Camelot Villa LLC, a Michigan limited liability company
Sun Candlelight Village LLC, a Michigan limited liability company
Sun Canyonlands RV LLC, a Michigan limited liability company
Sun Cape Cod RV LLC, a Massachusetts limited liability company
Sun Cape Cod RV II LLC, a Massachusetts limited liability company
Sun Carolina Pines RV LLC, a Michigan limited liability company
Sun Carrington Pointe LLC, a Michigan limited liability company
Sun Cave Creek LLC, a Michigan limited liability company
Sun Cedar Springs LLC, a Michigan limited liability company
SunChamp Holdings LLC, a Michigan limited liability company
SunChamp LLC, a Michigan limited liability company
Sun Cherrywood LLC, a Michigan limited liability company
Sun Chincoteague Island LLC, a Michigan limited liability company
Sun Chula Vista Bayfront RV LLC, a Michigan limited liability company
Sun Chula Vista Existing Park RV LLC, a Michigan limited liability company
Sun Cider Mill Crossings LLC, a Michigan limited liability company
Sun Club Naples LLC, a Michigan limited liability company
Sun Coastal Plantation LLC, a Michigan limited liability company
Sun Cobus Green LLC, a Michigan limited liability company
Sun Colony in the Wood GP LLC, a Michigan limited liability company
Sun Communities Acquisitions, LLC, a Michigan limited liability company
Sun Communities Canada, Inc., an Ontario corporation
Sun Communities Finance, LLC, a Michigan limited liability company
Sun Communities Financial LLC, a Michigan limited liability company
Sun Communities Funding GP L.L.C., a Michigan limited liability company
Sun Communities Funding II LLC, a Michigan limited liability company
Sun Communities Funding Limited Partnership, a Michigan limited partnership
Sun Communities Mezzanine Lender, LLC, a Michigan limited liability company
Sun Communities Springing Corp., a Michigan corporation
Sun Communities Texas Limited Partnership, a Michigan limited partnership
Sun Communities Texas Mezzanine Lender Limited Partnership, a Michigan limited partnership
Sun Compass RV, LLC, a Michigan limited liability company
Sun Continental North LLC, a Michigan limited liability company
Sun Country Lakes LLC, a Michigan limited liability company
Sun Countryside Atlanta LLC, a Michigan limited liability company
Sun Countryside Lake Lanier LLC, a Michigan limited liability company
Sun Country Village LLC, a Michigan limited liability company
Sun Creeks Crossing LLC, a Michigan limited liability company
Sun Cutler Estates LLC, a Michigan limited liability company
Sun Deerfield Run LLC, a Michigan limited liability company
Sun Driftwood RV LLC, a Michigan limited liability company
Sun Dunedin Motel LLC, a Michigan limited liability company
Sun Eagle Crest LLC, a Michigan limited liability company
Sun Emerald Coast RV, LLC, a Michigan limited liability company
Sun Emerald Coast RV Storage, LLC, a Michigan limited liability company
Sun Financial, LLC, a Michigan limited liability company
Sun Financial Texas Limited Partnership, a Michigan limited partnership

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun Fisherman’s Cove LLC, a Michigan limited liability company
Sun FM2016 LLC, a Delaware limited liability company
Sun Forest Hill LLC, a Michigan limited liability company
Sun/Forest Holdings LLC, a Michigan limited liability company
Sun/Forest LLC, a Michigan limited liability company
Sun Forest Meadows LLC a Michigan limited liability company
Sun Four Seasons LLC, a Michigan limited liability company
Sungenia Development Pty Ltd, an Australian entity
Sungenia LandCo Pty Ltd, an Australian entity
Sungenia Land Trust, an Australian trust
Sungenia OpCo Pty Ltd, an Australian entity
Sungenia Operations Trust, an Australian trust
Sun Gold Coaster LLC, a Michigan limited liability company
Sun GP L.L.C., a Michigan limited liability company
Sun Grand Lake Golf, Inc., a Michigan corporation
Sun Grand Lake LLC, a Michigan limited liability company
Sun Grove Beach LLC, a Michigan limited liability company
Sun Groves LLC, a Michigan limited liability company
Sun Gwinnett LLC, a Michigan limited liability company
Sun Gwynn’s Island RV LLC, a Michigan limited liability company
Sun Gypsum Mill Development LLC, a Michigan limited liability company
Sun Gypsum Mill East LLC, a Michigan limited liability company
Sun Gypsum Mill West LLC, a Michigan limited liability company
Sun Hacienda Del Rio LLC, a Michigan limited liability company
Sun Hamlin LLC, a Michigan limited liability company
Sun Hatch Court LLC, a Michigan limited liability company
Sun Hawaiian Holly LLC, a Michigan limited liability company
Sun HG Limited Partnership, a Michigan limited partnership
Sun Hid’n Pines RV LLC, a Michigan limited liability company
Sun High Point QRS, Inc., a Michigan corporation
Sun Hillcrest LLC, a Michigan limited liability company
Sun Holly Forest LLC, a Michigan limited liability company
Sun Home Services Canada, Inc., an Ontario corporation
Sun Home Services, Inc., a Michigan corporation
Sun Hotel LLC, a Michigan limited liability company
Sun Hunters Glen LLC, a Michigan limited liability company
Sun Hyde Park LLC, a Michigan limited liability company
Sun INA Development LLC, a Michigan limited liability company
Sun INA Equity LLC, a Michigan limited liability company
Sun Indian Creek LLC, a Michigan limited liability company
Sun Indian Creek RV LLC, a Michigan limited liability company
Sun Island Lakes LLC, a Michigan limited liability company
Sun Jelly-Birchwood NY RV LLC, a Michigan limited liability company
Sun Jelly-Larkspur CO RV LLC, a Michigan limited liability company
Sun Jelly-WNY RV LLC, a Michigan limited liability company
Sun Jensen LLC, a Delaware limited liability company
Sun Kimberly Estates LLC, a Michigan limited liability company
Sun King’s Court LLC, a Michigan limited liability company
Sun King’s Court II LLC, a Michigan limited liability company
Sun Kings Lake LLC, a Michigan limited liability company
Sun Knollwood LLC, a Michigan limited liability company
Sun Lafayette Place LLC, a Michigan limited liability company
Sun La Hacienda RV LLC, a Michigan limited liability company
Sunlake Estates Utilities, L.L.C., a Delaware limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun Lake Josephine RV LLC, a Michigan limited liability company
Sun Lake Juliana LLC, a Michigan limited liability company
Sun Lake Laurie RV LLC, a Michigan limited liability company
Sun Lake San Marino LLC, a Michigan limited liability company
Sun Lakeside Crossing LLC, a Michigan limited liability company
Sun Lakeside LLC, a Michigan limited liability company
Sun Lakeview CT LLC, a Michigan limited liability company
Sun Lakeview LLC, a Michigan limited liability company
Sun Laurel Heights LLC, a Michigan limited liability company
Sun Lazy J LLC, a Michigan limited liability company
Sun Leaf Verde RV LLC, a Michigan limited liability company
Sun Leisure Point Resort LLC, a Michigan limited liability company
Sun Lender RV LLC, a Michigan limited liability company
Sun Life Associates Limited Partnership, an Arizona limited partnership
Sun Life Trailer Resort Limited Partnership, an Arizona limited partnership
Sun LIW GP LLC, a Michigan limited liability company
Sun MA, LLC, a Michigan limited liability company
Sun Marina Cove LLC, a Michigan limited liability company
Sun Marquette LLC, a Michigan limited liability company
Sun Massey’s Landing RV LLC, a Michigan limited liability company
Sun Maui Jack’s Waterpark LLC, a Michigan limited liability company
Sun Meadowbrook FL LLC, a Michigan limited liability company
Sun Meadowlands Gibralter LLC, a Delaware limited liability company
Sun Meadows Lake LLC, a Michigan limited liability company
Sun MHC Development LLC, a Michigan limited liability company
Sun Millwood LLC, a Michigan limited liability company
Sun Moab Valley RV LLC, a Michigan limited liability company
Sun Naples Gardens LLC, a Michigan limited liability company
Sun New England Village LLC, a Michigan limited liability company
Sun Newpoint RV LLC, a Michigan limited liability company
Sun NG Acquisitions LLC, a Michigan limited liability company
Sun NG Glen Ellis RV LLC, a Michigan limited liability company
Sun NG TRS Glen Ellis LLC, a Michigan limited liability company
Sun NG LLC, a Michigan limited liability company
Sun NG RV Resorts LLC, a Delaware limited liability company
Sun NG Whitewater RV LLC, a Michigan limited liability company
Sun North Lake Estates LLC, a Michigan limited liability company
Sun Northville Crossing LLC, a Michigan limited liability company
Sun Oakcrest LLC, a Michigan limited liability company
Sun Oakcrest II LLC, a Michigan limited liability company
Sun Oak Grove LLC, a Michigan limited liability company
SUNOA, LLC, a Michigan limited liability company
Sun Ocean Pines LLC, a Michigan limited liability company
Sun Oceanside Beachfront RV LLC, a Michigan limited liability company
Sun Ocean West Expansion, LLC, a Michigan limited liability company
Sun Ocean West, LLC, a Michigan limited liability company
Sun Orange City LLC, a Michigan limited liability company
Sun Orange Tree LLC, a Michigan limited liability company
Sun Pandion Ridge Commercial RV LLC, a Michigan limited liability company
Sun Pandion Ridge RV LLC, a Michigan limited liability company
Sun Park Owned Homes LLC, a Michigan limited liability company
Sun Paso Robles RV LLC, a Michigan limited liability company
Sun Pecan Park RV LLC, a Michigan limited liability company
Sun Peters Pond RV LLC, a Michigan limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun Petoskey RV, LLC, a Michigan limited liability company
Sun Petoskey RV Kampgrounds LLC, a Michigan limited liability company
Sun Pheasant Ridge Limited Partnership, a Michigan limited partnership
Sun Pine Hills LLC, a Michigan limited liability company
Sun Pine Ridge LLC, a Michigan limited liability company
Sun Pine Trace Limited Partnership, a Michigan limited partnership
Sun Pin Oak Parc LLC, a Michigan limited liability company
Sun Pony Express RV LLC, a Michigan limited liability company
Sun Pool 1 LLC, a Michigan limited liability company
Sun Pool 3 LLC, a Michigan limited liability company
Sun Pool 8 LLC, a Michigan limited liability company
Sun QRS Gwinnett, Inc., a Michigan corporation
Sun QRS, Inc., a Michigan corporation
Sun QRS Knollwood, Inc., a Michigan corporation
Sun QRS Pool 1, Inc., a Michigan corporation
Sun QRS Pool 2, Inc., a Michigan corporation
Sun QRS Pool 4, Inc., a Michigan corporation
Sun QRS Pool 8, Inc., a Michigan corporation
Sun QRS Pool 9, Inc., a Michigan corporation
Sun QRS Pool 13, Inc., a Michigan corporation
Sun QRS Pool A, Inc., a Michigan corporation
Sun QRS Pool B, Inc., a Michigan corporation
Sun QRS Ridge, Inc., a Michigan corporation
Sun QRS River Ridge, Inc., a Michigan corporation
Sun QRS Sheffield, Inc., a Michigan corporation
Sun Rainbow RV LLC, a Michigan limited liability company
Sun Rancho Alipaz LLC, a Michigan limited liability company
Sun Receivables LLC, a Delaware limited liability company
Sun Resort Amenities LLC, a Michigan limited liability company
Sun Reunion Lake RV LLC, a Michigan limited liability company
Sun Richmond Industrial LLC, a Michigan limited liability company
Sun Richmond LLC, a Michigan limited liability company
Sun River Plantation RV LLC, a Michigan limited liability company
Sun River Plantation TRS LLC, a Michigan limited liability company
Sun River Ridge II LLC, a Michigan limited liability company
Sun River Ridge Limited Partnership, a Michigan limited partnership
Sun River Run Ranch RV LLC, a Michigan limited liability company
Sun Rock Crusher Canyon RV LLC, a Michigan limited liability company
Sun Rolling Hills LLC, a Michigan limited liability company
Sun Roxbury Park LLC, a Michigan limited liability company
Sun Rudgate Lender LLC, a Michigan limited liability company
Sun RV Sunset Lakes, LLC, a Michigan limited liability company
Sun Saco RV LLC, a Michigan limited liability company
Sun Saddle Brook Limited Partnership, a Michigan limited partnership
Sun Saddle Oak LLC, a Michigan limited liability company
Sun Sands RV Resort LLC, a Michigan limited liability company
Sun Scio Farms LLC, a Michigan limited liability company
Sun Sea Breeze QRS, Inc., a Michigan corporation
Sun Seaport RV LLC, a Michigan limited liability company
Sun Seashore RV, LLC, a Michigan limited liability company
Sun Secured Financing Houston LLC, a Michigan limited liability company
Sun Secured Financing LLC, a Michigan limited liability company
Sun Secured Springing LLC, a Michigan limited liability company
Sunset Ridge Manager LLC, a Michigan limited liability company

x

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun Shelby Forest LLC, a Michigan limited liability company
Sun Shelby West LLC, a Michigan limited liability company
Sun Siesta Bay LLC, a Michigan limited liability company
Sun Siesta Bay Vacant LLC, a Michigan limited liability company
Sun Silver Creek RV Resort LLC, a Michigan limited liability company
Sun Silver Creek RV Resort II LLC, a Michigan limited liability company
Sun Silver Star LLC, a Michigan limited liability company
Sun Slickrock RV LLC, a Michigan limited liability company
Sun Smith Creek Crossing LLC, a Michigan limited liability company
Sun Southern Palms LLC, a Michigan limited liability company
Sun Southfork LLC, a Michigan limited liability company
Sun Springing LLC, a Michigan limited liability company
Sun Strafford Lake RV LLC, a Michigan limited liability company
Sun Sunlake Estates LLC, a Michigan limited liability company
Sun Sunset Beach RV LLC, a Michigan limited liability company
Sun Sylvan Lender LLC, a Michigan limited liability company
Sun Tampa East, LLC, a Michigan limited liability company
Sun Texas QRS, Inc., a Michigan corporation
Sun The Colony LLC, a Michigan limited liability company
Sun Three Gardens LLC, a Michigan limited liability company
Sun Three Lakes LLC, a Michigan limited liability company
Sun Thunderhill II LLC, a Michigan limited liability company
Sun TRS 49er Village LLC, a Michigan limited liability company
Sun TRS Archview LLC, a Michigan limited liability company
Sun TRS Big Timber LLC, a Michigan limited liability company
Sun TRS Blazing Star LLC, a Michigan limited liability company
Sun TRS Blueberry Hill LLC, a Michigan limited liability company
Sun TRS Blue Heron Pines LLC, a Michigan limited liability company
Sun TRS Buttonwood Bay LLC, a Michigan limited liability company
Sun TRS Canyonlands LLC, a Michigan limited liability company
Sun TRS Cape Cod LLC, a Michigan limited liability company
Sun TRS Carolina Pines LLC, a Michigan limited liability company
Sun TRS Castaways LLC, a Michigan limited liability company
Sun TRS Castaways SPE, Inc., a Michigan corporation
Sun TRS Cava Robles LLC, a Michigan limited liability company
Sun TRS Chula Vista Existing Park LLC, a Michigan limited liability company
Sun TRS Cypress Greens LLC, a Michigan limited liability company
Sun TRS Driftwood LLC, a Michigan limited liability company
Sun TRS Fort Whaley LLC, a Michigan limited liability company
Sun TRS Frontier LLC, a Michigan limited liability company
Sun TRS Gas Archview LLC, a Michigan limited liability company
Sun TRS Gas Canyonlands LLC, a Michigan limited liability company
Sun TRS Gwynn’s Island LLC, a Michigan limited liability company
Sun TRS Hidden Ridge LLC, a Michigan limited liability company
Sun TRS Hid N Pines LLC, a Michigan limited liability company
Sun TRS Hill Country LLC, a Michigan limited liability company
Sun TRS Indian Creek FL LLC, a Michigan limited liability company
Sun TRS Indian Creek LLC, a Michigan limited liability company
Sun TRS Jelly-Birchwood NY LLC, a Michigan limited liability company
Sun TRS Jelly-Larkspur CO LLC, a Michigan limited liability company
Sun TRS Jelly-WNY LLC, a Michigan limited liability company
Sun TRS La Hacienda LLC, a Michigan limited liability company
Sun TRS Lake Laurie LLC, a Michigan limited liability company
Sun TRS Lake Rudolph LLC, a Michigan limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Sun TRS Leisure Point LLC, a Michigan limited liability company
Sun TRS LIW LLC, a Michigan limited liability company
Sun TRS LL Castaways LLC, a Michigan limited liability company
Sun TRS LL Southport Springs LLC, a Michigan limited liability company
Sun TRS Massey LLC, a Michigan limited liability company
Sun TRS Moab Valley LLC, a Michigan limited liability company
Sun TRS Newpoint LLC, a Michigan limited liability company
Sun TRS Northgate LLC, a Michigan limited liability company
Sun TRS North Lake LLC, a Michigan limited liability company
Sun TRS Ocean Breeze LLC, a Michigan limited liability company
Sun TRS Ocean Club LLC, a Michigan limited liability company
Sun TRS Oceanside Beachfront LLC, a Michigan limited liability company
Sun TRS Palm Creek LLC, a Michigan limited liability company
Sun TRS Pandion Ridge LLC, a Michigan limited liability company
Sun TRS Peters Pond LLC, a Michigan limited liability company
Sun TRS Reunion Lake LLC, a Michigan limited liability company
Sun TRS River Plantation Aerial Park LLC, a Michigan limited liability company
Sun TRS River Run Ranch LLC, a Michigan limited liability company
Sun TRS Riverside LLC, a Michigan limited liability company
Sun TRS Rock Crusher Canyon LLC, a Michigan limited liability company
Sun TRS Saco LLC, a Michigan limited liability company
Sun TRS Sands RV LLC, a Michigan limited liability company
Sun TRS Seaport LLC, a Michigan limited liability company
Sun TRS Seashore LLC, a Michigan limited liability company
Sun TRS Siesta Bay LLC, a Michigan limited liability company
Sun TRS Slickrock RV LLC, a Michigan limited liability company
Sun TRS Southport Springs LLC, a Michigan limited liability company
Sun TRS Sun N Fun RV Resort LLC, a Michigan limited liability company
Sun TRS Sunset Lakes LLC, a Michigan limited liability company
Sun TRS The Hamptons LLC, a Michigan limited liability company
Sun TRS Vines LLC, a Michigan limited liability company
Sun TRS Wagon Wheel LLC, a Michigan limited liability company
Sun TRS Westward Ho LLC, a Michigan limited liability company
Sun TRS Wild Acres LLC, a Michigan limited liability company
Sun TRS Wine Country LLC, a Michigan limited liability company
Sun Vacation Rentals LLC, a Michigan limited liability company
Sun Valley Arizona, L.L.C., a Delaware limited liability company
Sun Villa MHC LLC, a Michigan limited liability company
Sun Vines RV LLC, a Michigan limited liability company
Sun Vista Del Lago LLC, a Delaware limited liability company
Sun Wagon Wheel RV LLC, a Michigan limited liability company
Sun Water Oak Expansion LLC, a Michigan limited liability company
Sun Water Oak Golf, Inc., a Michigan corporation
Sun Westbrook Senior Village LLC, a Michigan limited liability company
Sun Westward Ho RV LLC, a Michigan limited liability company
Sun Wild Acres RV LLC, a Michigan limited liability company
Sun Windham Hills LLC, a Michigan limited liability company
Sun Wine Country RV LLC, a Michigan limited liability company
Sun Yankee Village LLC, a Michigan limited liability company
Sun/York L.L.C., a Michigan limited liability company
SV Lift, LLC, a Michigan limited liability company
Sycamore Village MHP Holding Company #1, LLC, a Michigan limited liability company
Sycamore Village Mobile Home Park, LLC, a Michigan limited liability company
Tamarac Village Mobile Home Park, LLC, a Michigan limited liability company

SUN COMMUNITIES, INC.
Exhibit 21.1 – List of Subsidiaries, Continued

Three Ponds Resort, LLC, a New Hampshire limited liability company
Thunderhill Estates, L.L.C., a Delaware limited liability company
Tower Park & Marina TRS JV LLC, a Michigan limited liability company
Tower Park Restaurant, LLC, a California limited liability company
Vizcaya Lakes Communities, LLC, a Delaware limited liability company
Warren Dunes Village MHP Holding Company #1, LLC, a Michigan limited liability company
Warren Dunes Village MHP, LLC, a Delaware limited liability company
Waverly Shores Village II LLC, a Michigan limited liability company
Waverly Shores Village Mobile Home Park, LLC, a Michigan limited liability company
Westward Shores TRS JV LLC, a Michigan limited liability company
Wildwood Sales TRS, LLC, a Delaware limited liability company
Wildwood Titleholder, LLC, a Delaware limited liability company
Windmill Village Holding, LLC, a Delaware limited liability company
Windmill Village Park, LLC, a Delaware limited liability company
Windsor Woods Village MHP Holding Company #1, LLC, a Michigan limited liability company
Windsor Woods Village Mobile Home Park, LLC, a Michigan limited liability company
WM Pismo Beach Holdings, LLC, a Delaware limited liability company
Woodlake Manager LLC, a Michigan limited liability company
Woodlands Church Lake, L.L.C., a Delaware limited liability company